Exhibit 99.1

Transition Values Success

NASDAQ Global Select Market RCKB

Stifel Nicolaus Investor Conference

May 8, 2012

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as and similar expressions, and future or conditional verbs, such as or are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference many of which are beyond our control include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

2

Table of Contents

Page

Why Rockville Financial 5

Infrastructure Investment 6

Recent Strategic Initiatives 10

Strategic Priorities 11

Financial Performance 14

Municipal Bond Portfolio 19

Loans 21

Deposits 25

Asset Quality 30

Institutional Ownership 32

Appendix—Peer Analysis 34 3

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Eric R. Newell

Senior Vice President, Director of Treasury

Investor Information: Marliese L. Shaw

Senior Vice President, Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

4

Why Rockville Financial

Commercial loan growth 17.8% 3-year CAGR. Demand deposit growth 23.1% 3-year CAGR. Low cost core deposit growth 16.4% 3-year CAGR. Assets increased $105.3 million Q1 2012; or 6.0% .

Year over year 24.6% revenue growth and 13.2% NIE increase in Q1 2012, excluding the Q1 2011 Foundation expense.

Record 2011 Q3 and Q4, and 2012 Q1 profits; ROAA of 0.94%, 0.92% and 0.86%, respectively.

Strong asset quality ± NCOs/average loans 0.01% Q1 2012.

Strong credit review program—Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Stock buybacks ± 10% Plan commenced after completion of Federal Reserve Bank of Boston supervisory review March 12, 2012. Purchased 647,900 shares, or 22% of the Plan as of March 31, 2012.

Dividend increased 15% in November 2011, 7% in February 2012 and 13% in May 2012.

5

Infrastructure Investment

Preparing for Prudent Growth Opportunities

As the Company continues to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment, staff additions have been implemented in the areas of Risk Management, Compliance, Information Technology, Commercial Banking, Cash Management, Retail Banking and Treasury. All of these staff additions were achieved without the assistance of an executive recruitment firm.

6

Infrastructure Investment

Recruited Experienced Management Team

Name	Title	Years in Industry	Prior Experience
William H. W. Crawford, IV	President and Chief Executive Officer	24	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	Executive Vice President, Chief Operating Officer	39	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	Executive Vice President, Chief Risk Officer	30	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	Executive Vice President, Chief Financial Officer and Treasurer	19	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	Executive Vice President, Head Commercial Banking Officer	25	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	Executive Vice President, Information Technology and Operations Officer	31	Space Coast Credit Union, West Bank
Tammy Howe	Vice President, Operations Officer	11	Chicopee Savings Bank, West Bank
Eric Newell	Senior Vice President, Treasury Officer	9	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation
Gina Esposito	Vice President, Branch Administration Officer	28	NewAlliance Bank

7

Infrastructure Investment

Risk Management

The Company strengthened Risk Management with the following new positions:

Name	Title	Years in Industry	Prior Experience
Jay Peters	Vice President, BSA/AML, Red Flags Officer	37	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Betsy Kenney Wynnick	Senior Vice President, Director of Internal Audit	20	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Beth Donna	Vice President, Enterprise Risk Management	18	NewAlliance Bank, Dime Savings Bank
Christine Keeney	Vice President, Information Security Officer	21	NewAlliance Bank, Savings Bank of Manchester
Deborah Gabinelle	Vice President, Senior Credit Risk Officer	26	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	Vice President, Credit Risk Officer	10	NewAlliance Bank, FirstFed America Bankcorp

8

Infrastructure Investment

Commercial Banking Expansion

Name	Title	Years in Industry	Prior Experience
Stephen Villecco	Senior Vice President, Regional Commercial Banking Officer	24	Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998
Thomas Reid	Senior Vice President, Commercial Banking Officer	37	Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003
Matt Proto	Vice President, Senior Commercial Banking Officer	16	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	Vice President, Commercial Banking Officer	33	NewAlliance Bank
Robert Landfear	Vice President, Commercial Banking Officer	18	NewAlliance Bank
Michael Kelleher	Vice President, Commercial Banking Officer	35	NewAlliance Bank
Joseph Tartaglia	Vice President, Senior Cash Management Officer	21	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	Assistant Vice President, Cash Management Officer	25	NewAlliance Bank, Tolland Bank

9

Recent Strategic Initiatives

Positioning the Company for prudent future growth

Recruited Chief Operating Officer and Chief Risk Officer Significantly enhanced Risk Management, IT/Operations, Finance and Retail delivery departments as the Company prepares to leverage capital Recruited NewAlliance Estate lending and Cash Management/Treasury services along with five commercial banking staff. Received regulatory approval and opened New Haven County Commercial Banking Office. Received regulatory approval to open a branch office in West Hartford, this location will open later this year. Retail organization focused on growing core deposits and reducing cost of funds. Addition of municipal bonds to the investment portfolio

Strategic Priorities

Soundness

Complete comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Q2 2012 Continue managing asset/liability and liquidity risk Continue focus on superior customer service, risk management, asset quality and being regulatory best practice Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities

Profitability

Enterprise wide NIE efficiency exercise lead by project team. NIE/Average Assets ratio 2.77% at 3/31/12, among the best of peers Review branch network efficiency, de novo branch strategy, and retail delivery/residential mortgage model per strategic planning Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal deposits and low cost core deposits versus higher cost CDs Increase Net Interest Margin

Growth

Expand market share via organic growth in Tolland, Hartford, New London and New Haven counties Execute on current commercial banking opportunity created by large in-market merger while maintaining discipline on loan pricing and asset quality diligence

Strategic Priorities continued

Acquisitions

Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the effective use of excess capital. At this time, Management believes quality organic growth, our 10% share repurchase plan, and dividend strategy are a more effective path for total shareholder return.

Capital Management

The Company is overcapitalized with a 23.90% total risk based capital ratio as of March 31, 2012 The Company announced a 10% stock buyback plan on March 2, 2012 and executed 22% of the plan as of March 31, 2012. The Company has paid dividends for 24 consecutive quarters, most recent a 13% increase to $0.09 per share At March 31, 2012closing price was $11.65, tangible book value was $11.31, price to tangible book value was 103%. At April 30, 2012 the closing price was $11.71 The Company is focused on effective and efficient use of excess capital

Strategic Priorities continued

Employee Engagement

Expansion of the management team was accomplished without recruitment fees, except for the CEO New management team members were added by personal invitation from the CEO or executive management We

Customer Experience

Long term focus on superior customer service received this recognition from the readers every year since 2005.

Community Leadership

$5.0 million contribution to the Rockville Bank Foundation in Q1 2011 in association with the conversion to a fully public company The Bank and the Foundation support over 340 organizations through donations and employee volunteerism

Solid Performance Since Current Management

Efficiency Ratio vs Peers: Net Interest Margin vs Peers:

Return on Average Assets vs Peers: YoY Loan Growth vs. Peers:

RCKB Peer RCKB Peer RCKB Peer

3Q2011 Median 4Q2011 Median 1Q2012 Median RCKB Peer RCKB Peer RCKB Peer 3Q2011 4Q2011 1Q2012 3Q2011 Median 4Q2011 Median 1Q2012 Median 3Q2011 4Q2011 1Q2012

Total Assets

Despite a difficult operating environment and the repayment of $122.2 million of Federal Home Loan Bank of Boston Advances in 2011, we were able to grow assets at a CAGR of 8.2% through a disciplined growth strategy.

2,000,000 1,600,000 1,200,000 800,000 400,000 0

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q1

Total Assets ($000)

Capital Ratios

The Company continues to be well capitalized. At March 31, 2011, our core capital ratio was 18.70% of total adjusted tangible assets In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 22.70% and 23.90%, respectively.

30.00% 25.00% 20.00% 15.00% 10.00% 5.00% 0.00%

Tier 1 Leverage Tier 1 Risk-based Total Risk-based

Rockville Financial, Inc. Requirement

Total Shareholder Return

Favorable in comparison to SNL Thrift Index

Source: SNL Financial

Dividend History

Historical Dividend

$0.09

$0.08

$0.07

Share $0.06

Per $0.05 Dividend $0.04

$0.03 $0.02 $0.01 $0.00

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Payout Ratio Dividend

1	0.9 0.8

0.7 0.6 Ratio 0.5 Payout

0.4 0.3 0.2 0.1 0

Municipal Bond Stratification

State Aaa Aa1 Aa2 Aa3 A2 Total Arkansas—— 1,179—1,179 Arizona—- 266—- 266 California—4,480 2,173 1,643—8,296 Connecticut—338—2,290—2,628 Florida 401 2,164—— 2,565 Illinois—— 1,273—1,273 Louisiana—- 1,146—- 1,146 Massachusetts—— 575—575 Maine—- 1,908—- 1,908 Minnesota—1,207—— 1,207 Nevada—- 2,263—- 2,263 New York 2,650—- 396—3,046 Oregon—— 2,274—2,274 Pennsylvania—— 1,545—1,545 South Carolina—823—— 823 Texas 4,539—— 1,102 5,641 Utah—- 570—- 570 Washington—2,549 2,189—- 4,738 Total 7,590 11,561 10,515 11,175 1,102 41,943

Aaa Aa1 Aa2 Aa3 A2

18% 28% 25% 27% 3% 100%

Municipal Rating Distribution

Aa3 A2 27% 3%

Aa2

25% Aaa 18%

Aa1 27%

(a)	Ratings as of March 31, 2012; (b) A2 rating has a AA Texas Permanent School Fund

Municipal Bond Stratification Continued

Revenue Bond Geographic Revenue Type Breakout Breakout

College & University Water / 29% Sewer 32%

Fuel Sales Sales Tax Airport Tax

2% 15% Building Dev. 8% 14%

UT, 2% WA, 13%

CA, 15%

TX, 9% CT, 9% FL, 2% SC, 3% MA, 2% PA, 6% OR, ME, 8% NV,

9% NY, 12% 9%

As a percent of total revenue bonds, as of March 31, 2012

AR, 7%

Gen Obligation Geo Breakout

AZ, 2% WA, 8%

TX, 20%

CA, 26%

MN, 7%

FL, 13% CT, 2% IL, 8% LA, 7%

As a percent of total general obligation bonds, as of March 31, 2012; 35% of GO bonds are direct obligation of the State.

Loan Growth

5	Year Organic Growth History, CAGR = 6.3%

Loans Annualized Receivable, net % Change Date (in thousands) From Prior Year

3/31/12 1,512,443 19%

12/31/11 1,445,492 10% 12/31/10 1,410,498 4% 12/31/09 1,361,019 5% 12/31/08 1,291,791 16% 12/31/07 1,116,327 8%

Loan Mix

Loan Portfolio RCKB % Of RCKB % Of RCKB % Of CAGR CAGR ($mm) 3/31/2009 Total 3/31/2011 Total 3/31/2012 Total ‘10—‘11 ‘08—‘11

Real estate loans:

Residential $ 773.1 57.5% $ 715.2 49.9% $ 675.5 44.7% -5.5% -4.4% Commercial 367.8 27.4% 498.7 34.8% 610.6 40.4% 22.4% 18.4% Construction 84.8 6.3% 78.5 5.5% 51.9 3.4% -33.8% -15.1% Commercial business loans 110.0 8.2% 134.1 9.4% 170.6 11.3% 27.1% 15.7% Installment and collateral loans 9.1 0.7% 5.4 0.4% 3.9 0.3% -28.2% -24.8%

Total Loans $ 1,344.8 100.0% $ 1,431.9 100.0% $ 1,512.4 100.0% 5.6% 4.0%

CRE & Comm. business loans $ 477.8 35.5% $ 632.8 44.2% $ 781.1 51.6% 23.4% 17.8%

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q1 2012)

Type of Commercial Real Estate Loan Geographic Region

Land Other

10.4% South New Jersey New England* Regional CRE

1.9% 9.3% Program / Pennsylvania Multi-Family 4.4% 41.6% North / Central 7.4% New Jersey 8.5% Metropolitan New York 0.9%

Retail 14.3%

West / Upstate New York 18.4%

Office

11.2% Connecticut 58.4% Industrial Owner Occupied 5.6% 7.5%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Regional CRE Program $ 253,954 Owner Occupied 46,034 Industrial 34,401 Office 68,602 Retail 87,192 Multi-Family 45,396 Land 11,764 Other 63,218 Total Commercial Real Estate Loans $ 610,561

(Dollars in thousands)

Type of Commercial Real Estate Loan

Connecticut $ 356,609 West / Upstate New York 112,636 Metropolitan New York 5,593 North / Central New Jersey 51,876 South New Jersey / Pennsylvania 26,925 New England* 56,922 Total Commercial Real Estate Loans $ 610,561

Note: Data for quarter ended 3/31/12

*	Not including Connecticut

Regional Commercial Real Estate Data

Data as of March 31, 2012

Approximately $254 million outstanding ± 36 loans Average loan size $6.9 million Average LTV: 63% Average debt service coverage ratio: 1.68x Weighted average yield: 5.18% All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 17.8%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Deposit Growth

5	Year Organic Growth History, CAGR = 8.6%

Total Annualized Deposits % Change Date (in thousands) From Prior Year

3/31/12 1,382,269 17%

12/31/11 1,326,766 9% 12/31/10 1,219,260 8% 12/31/09 1,129,108 8% 12/31/08 1,042,508 10% 12/31/07 951,038 8%

Deposit Mix

Deposit Portfolio RCKB % Of RCKB % Of RCKB % Of CAGR CAGR ($mm) 3/31/2009 Total 3/31/2011 Total 3/31/2012 Total ‘11—‘12 ‘08—‘11

Demand and NOW $ 206.4 19.2% $ 283.1 22.7% $ 359.2 26.0% 26.8% 20.3% Regular savings & Club 130.5 12.1% 170.9 13.7% 200.6 14.5% 17.3% 15.4% Money market savings 209.9 19.5% 231.7 18.5% 303.6 22.0% 31.0% 13.1% Time deposits 530.2 49.2% 563.4 45.1% 518.9 37.5% -7.9% -0.7%

Total Deposits $ 1,077.0 100.0% $ 1,249.0 100.0% $ 1,382.3 100.0% 10.6% 8.7%

Core Deposits $ 546.8 50.8% $ 685.7 54.9% $ 863.4 62.5% 25.8% 16.4%

Reducing Cost of Funds ~ Growing Core Deposits

Note: Cost of deposits represents cost of interest bearing deposits. Cost of interest bearing deposits for the respective quarter ends

RCKB vs SNL THRIFT Peer weighted average year over yeardeposit growth

Strong Branch Franchise

RCKB’s

2011 2010-2011 Market

Deposits Growth Position

Address City ($000) Rate(%) in Town

1	Rt 83 & Pitkin St Vernon 154,240 18.38 1
2	341 Broad St Manchester 137,073 21.83 2
3	1645 Ellington Rd South Windsor 133,788 19.27 1
4	25 Park St Vernon Rockville 96,165 2.97 2
5	12 Main St Ellington 86,645 9.24 1
6	20 Hyde Ave Vernon 84,968 6.65 1
7	612 Main St Somers 75,331 6.12 1
8	869 Sullivan Ave South Windsor 73,523 7.37 1

9 231 Hazard Ave Enfield 70,074 14.32 2

10 1009 Hebron Ave Glastonbury 59,507 37.30 7

11 6 Fieldstone Cmns Tolland 55,330 34.81 2

12 1671 Boston Tpke Coventry 54,942 29.63 2

13 234 Tolland Tpke Manchester 51,894 0.37 2

14 275 Mountain Rd Suffield 46,233 13.16 3

15 902 Main St South Glastonbury 45,788 96.41 1

16 99 Linwood Ave Colchester 31,124 45.52 5

17 65 Palomba Dr Enfield 25,618 9.08 2

18 768 N Main St Manchester 24,456 28.68 2

19 660 Enfield St Enfield 22,667 46.21 2

20 39 Prospect Hill Rd East Windsor 20,003 51.78 4

21 67 Prospect Hill Rd East Windsor 17,808 19.36 4

21.5* 161 Nevers Rd South Windsor 62 1,450.00 1

*	Branch in High School

Deposit Market Share

Deposit Growth Potential

Deposit Market Share Summary for Connecticut

2011 2010 Institution (ST) 2011 2011 2011 Rank Rank Number of Total Total Branches Deposits in Market Market Share

$0 (%)

1	1 Bank of America Corp. (NC) 167 24,269,869 24.34
2	2 Webster Financial Corp. (CT) 126 11,595,963 11.63
3	3 People’s United Financial Inc. (CT) 167 10,109,215 10.14
4	4 Wells Fargo & Co. (CA) 75 8,011,347 8.04
5	5 Toronto-Dominion Bank 80 5,456,330 5.47
6	6 First Niagara Finl Group (NY) 78 4,907,602 4.92
7	7 JPMorgan Chase & Co. (NY) 51 4,046,297 4.06
8	10 Citigroup Inc. (NY) 20 2,828,454 2.84

9 8 Liberty Bank (CT) 43 2,708,876 2.72

10 9 RBS 51 2,474,554 2.48

11 11 Santander 32 1,762,122 1.77

12 12 Union Savings Bank (CT) 29 1,565,237 1.57

13 16 First Connecticut Bancorp (CT) 19 1,368,381 1.37

14 14 Rockville Financial Inc. (CT) 22 1,367,239 1.37

15 15 Hudson City Bancorp Inc. (NJ) 9 1,292,792 1.30

Total For Institutions In Market 1,299 99,694,414

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Loan Quality and Reserve Levels

Rockville Financial 3/31/12 12/31/11

Non-performing loans/total loans 0.90% 0.86% Non-performing assets/total assets 0.88% 0.89% Allowance for loan losses/total loans 1.09% 1.09% Allowance for loan losses/non-performing loans 121.03% 127.80%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

NCOs / Avg. Loans vs Peers:

Non-Performing Loans / Total Loans vs Peers:

Note: Data for quarter ended 3/31/12

Institutional Ownership

Significant increase since conversion

50.00% 45.00% 40.00% 35.00% 30.00% 25.00% 20.00% 15.00% 10.00% 5.00% 0.00%

44.83% 45.37% 44.30% 41.98% 42.28% 40.39% 38.62% 38.64% 39.21%

32.61%

28.93% 28.93%

11.07% 11.34%

Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company¶ s stock as of December 31, 2011, and that have attributed to the substantial increase in shares institutionally held are as follows:

$ Market Q4 2011 Value Pos change December 31, 2011 % Outstanding Holder Name Position

Wellington 2,921,187 50,314 30,263,497 9.90 Management BlackRock Fund 1,492,746 48,406 15,464,849 5.06 Advisors The Vanguard Group 1,232,078 76,746 12,764,328 4.17

Keeley Asset 977,500 50,900 10,126,900 3.31 Management Brandywine Global 833,347 48,245 8,633,475 2.82 Invest             i            608,900 -47,700 6,308,204 2.06 Management Gruss Asset 593,000 0 6,143,480 2.01 Management Dimensional Fund 591,774 46,698 6,130,779 2.01 Advisors

Source: NASDAQ.com

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly)—Peers

3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011

Fairfield County Bank CT 3.80 3.78 3.80 3.79 3.60 SI Financial Group, Inc (SIFI) CT 3.46 3.15 3.39 3.54 3.49 Naugatuck Savings Bank CT 3.43 3.38 3.34 3.39 3.50 Newtown Savings Bank CT 3.42 3.71 3.45 3.20 3.23 Dime Bank CT 3.35 2.96 2.92 3.01 3.22 First Connecticut Bancorp, Inc. (FBNK) CT 3.08 3.08 2.85 3.44 3.21 First County Bank CT 3.06 2.94 2.90 2.93 3.01 People’s United Financial, Inc (PBCT) CT 3.04 3.18 3.10 3.23 3.24 Union Savings Bank CT 2.96 2.89 2.88 2.92 3.03 Liberty Bank CT 2.96 2.72 2.71 2.72 2.78 SBT Bancorp, Inc (SBIB) CT 2.86 2.94 3.13 3.32 3.42 United Financial Bancorp, Inc. (UBNK) MA 2.77 2.66 2.74 2.85 2.77 Rockville Financial Inc (RCKB) CT 2.74 2.69 2.43 2.53 2.37 Webster Financial Corporation (WBS) CT 2.68 2.78 2.70 2.80 2.85 New England Bank CT 2.48 2.51 2.43 2.62 2.74 First Niagara Financial Group (FNFG) NY 2.23 2.30 2.30 2.29 2.61

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly)—Peers

3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011 NII %Ch QoQ Dime Bank CT 90.06 74.28 55.28 77.35 80.52 1.8% First Connecticut Bancorp, Inc. (FBNK) CT 88.52 93.98 87.66 97.80 88.13 6.1% First County Bank CT 88.37 83.34 84.62 85.68 85.96 -2.9% SI Financial Group, Inc (SIFI) CT 87.00 79.06 87.05 88.73 90.98 0.6% Union Savings Bank CT 86.50 82.82 79.13 75.61 84.65 -0.9% Newtown Savings Bank CT 84.30 85.55 86.50 81.94 80.83 -0.6% Naugatuck Savings Bank CT 79.76 76.84 78.24 79.47 82.50 -0.5% SBT Bancorp, Inc (SBIB) CT 78.45 82.25 88.13 92.38 92.69 3.3% Fairfield County Bank CT 72.44 74.47 72.30 79.62 72.22 -2.2% Liberty Bank CT 72.32 64.53 66.91 67.71 71.83 -2.8% United Financial Bancorp, Inc. (UBNK) MA 71.94 67.76 69.39 72.85 73.23 -1.1% New England Bank CT 70.22 60.29 68.25 74.76 78.37 0.1% People’s United Financial, Inc (PBCT) CT 67.84 69.14 67.00 67.36 67.74 -2.9% Webster Financial Corporation (WBS) CT 67.57 69.75 65.08 67.71 70.68 1.7% Rockville Financial Inc (RCKB) CT 66.05 63.21 60.54 76.64 72.13 3.5% First Niagara Financial Group (FNFG) NY 59.08 59.61 58.71 57.21 61.31 -0.1%

Source: SNL Financial; FDIC Call Reports

Peer Comparison(1)

General Information:				Profitability:				Capital:		Asset Quality:			Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	5/1/2012 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,855**	**0.86**	**4.66**	**3.81**	**64.54**	**23.9**	**108.25**	**1.09**	**4.55**	**0.84**	**334**	**11.57**	**1.02**	**3.11**	**0.36**
Peer Group:																	
Provident New York Bancorp	PBNY	Montebello, NY	3,211	0.73	5.19	3.55	67.95	12.94	74.84	1.54	10.73	1.61	308	8.12	1.12	2.96	0.24
Brookline Bancorp, Inc.	BRKL	Brookline, MA	4,877	0.55	4.18	3.86	54.70	17.05	112.77	0.87	2.73	0.26	626	8.91	1.45	3.82	0.34
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,261	0.99	10.38	3.49	55.26	16.40	92.77	1.16	19.26	2.03	271	14.55	1.23	3.30	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,979	0.80	8.67	2.65	61.35	15.10	55.45	1.00	9.33	0.88	194	13.27	1.39	3.01	0.40
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	1,660	0.70	5.00	3.43	71.77	17.08	89.86	0.99	5.84	0.81	253	16.25	1.16	2.22	0.36
Westfield Financial, Inc.	WFD	Westfield, MA	1,294	0.74	4.29	2.53	79.30	30.47	73.54	1.40	1.82	0.31	197	7.41	0.92	3.24	0.24
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,114	0.24	1.62	2.60	79.13	28.97	109.73	1.08	1.50	1.42	115	9.67	0.72	2.07	0.20
Hingham Institution for Savings	HIFS	Hingham, MA	1,150	1.15	15.30	3.48	39.69	13.69	107.59	0.87	12.12	0.98	123	57.98	1.45	1.72	1.00
Beacon Federal Bancorp, Inc. (2)	BFED	East Syracuse, NY	1,027	0.29	2.64	2.88	55.78	14.53	113.78	2.41	12.27	1.57	81	13.10	0.72	2.14	0.28
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,094	0.78	7.66	2.87	78.20	15.01	91.48	1.21	26.74	1.65	75	12.89	1.29	4.03	0.52
Harleysville Savings Financial Corp	HARL	Harleysville, PA	842	0.58	8.42	2.36	65.10	13.13	92.31	0.74	8.84	0.65	66	17.60	1.14	4.55	0.80
TF Financial Corporation	THRD	Newtown, PA	693	0.67	5.91	3.64	70.50	18.23	87.40	1.40	23.48	2.75	70	24.75	0.95	0.81	0.20
Average:				**0.69**	**6.60**	**3.11**	**64.89**	**17.72**	**91.79**	**1.22**	**11.89**	**1.24**	**198**		**1.13**	**2.82**	**0.42**
Median:				**0.71**	**5.55**	**3.16**	**66.52**	**15.75**	**91.90**	**1.12**	**10.73**	**1.20**	**159**		**1.15**	**2.98**	**0.35**

Note: Data through quarter ended 3/31/12 unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets
Pricing data as of 5/1/12. DNBK has been removed due to merger with PBCT. Data at bank level where information was unavailable at parent level
(1) Peer group companies selected by independent appraisal firm during second step conversion
(2) Data as of 12/31/11

37

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information			Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name	Ticker	ST	IPO Date	Gross Proceeds ($000)	Point in Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs / Assets (%)
Second Step Conversions													
1 Cheviot Financial Corp.	CHEV	OH	1/18/12	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	6.5	3.60
2 Naugatuck Valley Financial Corporation	NVSL	CT	6/30/11	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(4.4)	2.18
3 Rockville Financial, Inc.	RCKB	CT	3/4/11	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	15.7	1.07
4 Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/11	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	15.0	3.19
5 SI Financial Group, Inc.	SIFI	CT	1/13/11	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	44.4	0.97
6 Capitol Federal Financial, Inc.	CFFN	KS	12/22/10	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	20.4	0.71
7 Heritage Financial Group, Inc.	HBOS	GA	11/30/10	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	13.4	2.35
8 Kaiser Federal Financial Group, Inc.	KFFG	CA	11/19/10	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	39.4	3.54
9 Colonial Financial Services, Inc.	COBK	NJ	7/13/10	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	33.8	1.77
10 Oneida Financial Corp.	ONFC	NY	7/7/10	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	31.1	0.41
11 ViewPoint Financial Group, Inc.	VPFG	TX	7/7/10	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	64.2	0.61
12 Fox Chase Bancorp, Inc.	FXCB	PA	6/29/10	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	30.0	2.84
13 Oritani Financial Corp.	ORIT	NJ	6/24/10	413,632	Mid - Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	46.1	2.62
14 Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/10	24,643	Mid - Max	15.7	81.1	NO	5.5	4.0	(2.8)	2.5	0.46
					Average:	15.8	77.9		3.3	5.3	6.7	25.6	1.88
					Median:	15.7	73.5		2.8	2.7	-2.1	25.2	1.98

38

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 5/1/12

Recently Converted Second Step Conversions (cont.)

General Information:				Profitability:				Capital:		Asset Quality:			Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	5/1/2012 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,855**	**0.86**	**4.66**	**3.81**	**64.54**	**23.9**	**108.25**	**1.09**	**4.55**	**0.84**	**334**	**11.57**	**1.02**	**3.11**	**0.36**
Peer Group:																	
Provident New York Bancorp	PBNY	Montebello, NY	3,211	0.73	5.19	3.55	67.95	12.94	74.84	1.54	10.73	1.61	308	8.12	1.12	2.96	0.24
Brookline Bancorp, Inc.	BRKL	Brookline, MA	4,877	0.55	4.18	3.86	54.70	17.05	112.77	0.87	2.73	0.26	626	8.91	1.45	3.82	0.34
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,261	0.99	10.38	3.49	55.26	16.40	92.77	1.16	19.26	2.03	271	14.55	1.23	3.30	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,979	0.80	8.67	2.65	61.35	15.10	55.45	1.00	9.33	0.88	194	13.27	1.39	3.01	0.40
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	1,660	0.70	5.00	3.43	71.77	17.08	89.86	0.99	5.84	0.81	253	16.25	1.16	2.22	0.36
Westfield Financial, Inc.	WFD	Westfield, MA	1,294	0.74	4.29	2.53	79.30	30.47	73.54	1.40	1.82	0.31	197	7.41	0.92	3.24	0.24
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,114	0.24	1.62	2.60	79.13	28.97	109.73	1.08	1.50	1.42	115	9.67	0.72	2.07	0.20
Hingham Institution for Savings	HIFS	Hingham, MA	1,150	1.15	15.30	3.48	39.69	13.69	107.59	0.87	12.12	0.98	123	57.98	1.45	1.72	1.00
Beacon Federal Bancorp, Inc. [1]	BFED	East Syracuse, NY	1,027	0.29	2.64	2.88	55.78	14.53	113.78	2.41	12.27	1.57	81	13.10	0.72	2.14	0.28
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,094	0.78	7.66	2.87	78.20	15.01	91.48	1.21	26.74	1.65	75	12.89	1.29	4.03	0.52
Harleysville Savings Financial Corp	HARL	Harleysville, PA	842	0.58	8.42	2.36	65.10	13.13	92.31	0.74	8.84	0.65	66	17.60	1.14	4.55	0.80
TF Financial Corporation	THRD	Newtown, PA	693	0.67	5.91	3.64	70.50	18.23	87.40	1.40	23.48	2.75	70	24.75	0.95	0.81	0.20
Average:				**0.69**	**6.60**	**3.11**	**64.89**	**17.72**	**91.79**	**1.22**	**11.89**	**1.24**	**198**		**1.13**	**2.82**	**0.42**
Median:				**0.71**	**5.55**	**3.16**	**66.52**	**15.75**	**91.90**	**1.12**	**10.73**	**1.20**	**159**		**1.15**	**2.98**	**0.35**

Note: Data for quarter ended 3/31/12 unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets
CFFN & NWBI have also been included due to their large 2nd step offerings relative to peers
Pricing data as of 5/1/12. Data at bank level where information was unavailable at parent level
(1) Data as of 12/31/11

39

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